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                                                                       EXHIBIT 2

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated April 23, 1999 included in this Form 11-K relating to the U.S. Generating Company 401(k) Profit- Sharing Plan for Bargaining Unit Employees, into PG&E Corporation's previously filed Registration Statement File Nos. 333-69437.


ARTHUR ANDERSEN LLP


Washington, D.C.
June 23, 1999